FOURTH AMENDMENT TO AGREEMENT OF LEASE


     THIS FOURTH AMENDMENT made this _________ day of __________________, 1997, by and between MOREHALL ASSOCIATES LIMITED PARTNERSHIP, a Pennsylvania Limited Partnership (hereinafter called "Landlord") and TANGRAM ENTERPRISE SOLUTIONS formerly known as RABBIT SOFTWARE CORPORATION a Pennsylvania Corporation (hereinafter called "Tenant").

                                   BACKGROUND:

     A. Landlord and Tenant entered into an Agreement of Lease dated February 17, 1986 as amended by First Amendment to Agreement of Lease dated June 13, 1986, and a Second Amendment to Agreement of Lease dated June 1, 1989, as amended by Third Amendment to Agreement of Lease dated October 12, 1992, (the "Lease"), covering certain premises at 7 Great Valley Parkway, Suite 300, Great Valley Corporate Center, Malvern, Pennsylvania 19355, as more fully described in the Lease (the "Premises").

     B. Tenant desires to extend the term of the Lease and decrease the square footage, and Landlord has agreed to such, subject to the provisions of this Amendment.

     C. Accordingly, Landlord and Tenant desire to amend the Lease.

     NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby, agree that:

     1. Effective March 1, 1997, Article 1 of the Lease entitled "Premises" is hereby amended by deleting the reference to "16,501 square feet" and inserting "7,601 square feet". The revised square feet is shown outlined in red on Exhibit "A".

     2. Article 3 of the Lease entitled "Term" is hereby amended by deleting the reference to "April 30, 1998" as the Expiration Date and inserting "February 28, 2000" in its place.

     3. Article 5(a) of the Lease entitled "Minimum Annual Rent" is amended by deleting the reference to "

                                       MONTHLY               ANNUAL
          05/01/96-4/30/97           $12,375.75            $148,509.00
          05/01/97-04/30/98          $13,750.83            $165,009.96

and inserting:

                                       MONTHLY               ANNUAL
          03/01/97-02/28/98          $9,501.25             $114,015.00
          03/01/98-02/28/99          $9,817.96             $117,815.50
          03/01/99-02/28/00          $10,134.67            $121,616.00

     4. Article 5(c) of the Lease entitled Base Operating Cost is hereby amended by deleting the reference to "One Hundred Five Thousand Three Hundred and 29/100 Dollars ($105,300.29)" and hereby inserting "Fifty Five Thousand Thirty One and 24/100 Dollars ($55,031.24)" in its place.

     5. Article 6 of the Third Amendment is deleted in its entirety.

     6. Landlord will provide space in "as-is" condition, except for the construction of a demising wall and related construction activities, which Tenant will reimburse Landlord $9,000.

     7. Any defined term used in this Amendment shall have the same meaning as set forth in the Lease unless a contrary intent is expressed herein. Except as expressly modified by this Amendment, the terms and conditions of the Lease shall remain unchanged and in full force and effect.

     8. Tenant shall have the right and option, exercisable by giving Landlord prior written notice thereof more than nine (9) months in advance of the termination of the term hereof, to extend the term of this lease for an additional term of three (3) years, beginning on the Expiration Date, with annual rent equal to fair market value, but no less than the current rent.

     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

Witness:                             LANDLORD:
                                     MOREHALL ASSOCIATES LIMITED PARTNERSHIP
                                     By:  Liberty Property Limited Partnership,
                                     Sole General Partner

                                     By:  Liberty Property Trust, Sole General
                                           Partner



____________________________         By:  _____________________________________
                                          Leslie R. Price, Senior Vice President

                                          TENANT:

Witness/Attest:                           TANGRAM ENTERPRISE SOLUTIONS



_______________________________     By:  ______________________________________
                                          Nancy M. Dunn, Vice President Finance